13962 Park Center Road, Herndon, VA 20171;
703-674-5500; Fax 703-674-5506
E-mail: info@steelcloud.com

For company information contact: Tim Clemensen at 212-843-9337 or tclemensen@rubensteinir.com.
For financial information please access our web site at www.steelcloud.com

PRESS RELEASE
For Immediate Distribution

SteelCloud Special Shareholder Meeting, Monday, October 19, 2009

Herndon, VA—October 14, 2009-- SteelCloud, Inc. (Nasdaq: SCLD), a leading developer of mobility computing appliance solutions, is reminding shareholders of its upcoming special meeting of shareholders on Monday, October 19, 2009.

The meeting will be held at 10:00 AM at the Company's headquarters located at 13962 Park Center Road, Herndon, Virginia 20171. Shareholders who are unable to attend the meeting are encouraged to cast their ballots by returning the proxy statement mailed to them in September or contacting their respective broker.

Other Important Information

This press release is for informational purposes only. It is not a solicitation of a proxy. SteelCloud has filed a definitive proxy statement/prospectus and other relevant documents concerning the Special Meeting of Shareholders with the United States Securities and Exchange Commission ("SEC") on September 18, 2009. On or about September 21, 2009, SteelCloud mailed to shareholders of record as of the close of business on September 10, 2009 the definitive proxy statement. SteelCloud advises shareholders to read the definitive proxy statement because it contains important information about SteelCloud and certain proposals to be presented to a vote of shareholders at SteelCloud's Special Meeting of Shareholders. Shareholders may obtain free copies of the definitive proxy statement/prospectus and other documents that SteelCloud files with the SEC at the SEC's

website at www.sec.gov. They may also access a copy of SteelCloud's definitive proxy statement by accessing www.steelcloud.com/company/proxy.asp.

SteelCloud, its directors and executive officers are participants in the solicitation of proxies in respect of the matters to be considered at the Special Meeting. Information regarding the interests of SteelCloud's directors and executive officers is included in SteelCloud's definitive proxy statement.

About SteelCloud

SteelCloud is a developer and integrator of mobility computing appliance solutions. The Company designs, architects and develops specialized appliance solutions for mobile computing technologies including the BlackBerry® Enterprise Server technology from Research In Motion. For both commercial and government markets, SteelCloud delivers integrated hardware/software appliance solutions that focus on ease of deployment, policy compliance, and high availability. Over its 20-year history, SteelCloud has won numerous awards for technical excellence and customer satisfaction. The Company can be reached at (703) 674 5500. Additional information is available at www.steelcloud.com. Email: info@steelcloud.com.

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are forward looking statements that involve a number of risks and uncertainties. It is possible that the assumptions made by management are not necessarily the most likely and may not materialize. In addition, other important factors that could cause actual results to differ materially include the following: SteelCloud's ability to obtain financing in the short term, risks associated with the integration of business following an acquisition, business conditions and the amount of growth in the computer industry and general economy; competitive factors; ability to attract and retain personnel, including key sales and management personnel; the price of SteelCloud's stock; and the risk factors set forth from time to time in the reports SteelCloud files with the Securities and Exchange Commission, including but not limited to its Annual Reports on Form 10-K, Quarterly Reports on Forms 10-Q, and Current Reports on Form 8-K. SteelCloud undertakes no obligation to update or correct forward-looking statements.